UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): March 8, 2026

TARGET HOSPITALITY CORP.

(Exact Name of Registrant as Specified in Its Charter)

001-38343
(Commission File Number)

Delaware	98-1378631
(State or Other Jurisdiction of Incorporation)	(I.R.S. Employer Identification No.)

9320 LAKESIDE BLVD., SUITE 300

THE WOODLANDS, Texas 77381

(Address of principal executive offices, including zip code)

(832) 709-2563

(Registrant’s telephone number, including area code)

NOT APPLICABLE

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	TH	NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter):

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 8, 2026, the Compensation Committee (the “Compensation Committee”) of the Board of Directors (the “Board”) of Target Hospitality Corp. (the “Company”) approved an amendment to the Executive Performance Stock Unit Agreement (the “Second Amended PSU Agreement”) between the Company and certain employees, including certain of the Company’s current named executive officers, pursuant to which the terms of the performance stock units granted on March 1, 2023 (the “2023 PSUs”) under the Target Hospitality Corp. 2019 Incentive Plan, as amended (the “Plan”), were amended.

At the time of grant, vesting of the 2023 PSUs was conditioned on continued service and achievement of a total shareholder return performance metric (the “TSR Metric”) measured over the performance period beginning January 1, 2023, and ending December 31, 2025, and a diversification EBITDA performance metric (the “Diversification EBITDA Metric”) measured over the performance period beginning March 1, 2023, and ending February 28, 2026. On January 25, 2026, the Company amended the 2023 PSUs to extend the performance period end date for the TSR Metric from December 31, 2025, to December 31, 2026 (the “Amended PSU Agreement”), as previously disclosed on the Current Report on Form 8-K filed with the Securities and Exchange Commission on January 27, 2026 (the “January 8-K”). The Compensation Committee approved the Second Amended PSU Agreement in order to extend the performance period end date for the Diversification EBITDA Metric from February 28, 2026, to February 28, 2027. The Second Amended PSU Agreement constitutes a reissuance of PSUs granted under the Amended PSU Agreement pursuant to the Second Amended PSU Agreement. The Second Amended PSU Agreement otherwise has material terms that are substantially similar to those in the Amended PSU Agreement approved by the Compensation Committee and previously disclosed by the Company and filed as Exhibit 10.1 to the January 8-K.

The foregoing description of the Second Amended PSU Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the form of the Second Amended PSU Agreement, which will be filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 7.01. Regulation FD Disclosure.

On March 11, 2026, the Company posted an investor presentation to its website at https://investors.targethospitality.com/presentations-and-events/presentations.

The presentation slides include statements intended as “forward-looking statements” which are subject to the cautionary statement about forward-looking statements set forth therein. The information contained in this Item 7.01 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(d)  Exhibits

Exhibit No.	Exhibit Description
10.1	Form of Second Amended 2023 Executive Performance Stock Unit Agreement
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Target Hospitality Corp.

	By:	/s/ Heidi D. Lewis
Dated: March 11, 2026		Name: Heidi D. Lewis
Title: Executive Vice President, General Counsel and Secretary